# venaxis™

**Investor Presentation**

*March 18, 2013*



APPY 1
by Venaxis

venaxis™

Nasdaq: ***APPY***

# Important Cautions Regarding Forward-Looking Statements

Certain statements made in this presentation are "forward-looking statements" of Venaxis, Inc. ("Venaxis") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Venaxis believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors Venaxis believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Venaxis. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to successfully complete required product development and modifications in a timely and cost effective manner, complete clinical trial activities for the *APPY*1 Test required for FDA submission, obtain FDA clearance or approval, maintain CE Mark, cost effectively manufacture and generate revenues from the *APPY*1 products at a profitable price point, execute agreements required to successfully advance the company's objectives, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets. Furthermore, Venaxis does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the risk factors contained in Venaxis' recent filings with the SEC, including its Form 10-K for the period ended September 30, 2012, filed on November 7, 2012.

venaxis™

# Venaxis at a Glance

- **1st Blood Test Designed to Aid in Identification of Patients at Low Risk for Acute Appendicitis**
  - Proprietary platform technology
  - Strong Performance in 503 patient 2011 study (age 2-20)
  - Support from KOLs
- **Recently Obtained CE Marking**
- **Addresses Significant Medical Need**
- **Barriers to Competition**
- **Scalable Sales Strategy and Business Model**
  - Experienced leadership team in place
- **High Margin "razor-blade" Test Business**
  - Attractive financial model



# Business Evolution 2000 to 2010

**2000**

Founded to produce purified proteins for diagnostic applications

**2002**

Goes public and commences trading

Advanced veterinary product development

**2003**



Commenced appendicitis diagnostic development (appendicitis test, ELISA format)

**2007**

Appendicitis test demonstrated promising results

**2008**

Partnered with Novartis Animal Health

Completed first FDA trial for appendicitis test

**2009**

Commenced 800-patient pivotal trial for appendicitis test



Commenced development of rapid reader-cassette test

**2010**

Completed pivotal trial

Did not submit to FDA

venaxis

# Business Evolution 2010 to 2013

2010 2011 2012 2013







Determined path forward

Developed way to increase test performance

Awarded ISO 13485 Certification

ISO 13485 Certified

Advanced R&D for rapid test and multi-marker format

Demonstrated positive results from 500-patient pilot study (age 2-20)

Completed product development of new 3-marker test

Submitted Pre-IDE package

Met with FDA

Design Freeze for *APPY1*

Successfully out-licensed animal health business



venaxis APPY1

Corporate/Product re-branding

Focused Board

New and experienced commercial Team

Granted CE marking

Initial EU market development and launch

Conducted FDA follow-up to Pre-IDE meeting

Commenced enrollment for 2000-patient pivotal trial (age 2-20)

venaxis

# Venaxis Today

| | |
|---|---|
| **Industry Experienced Management Team** | Steve Lundy – Experienced CEO<br>Don Hurd – Chief Commercial Officer |
| **Human Diagnostics-focused Board** | Daryl Faulkner – Ex-President and CEO of Digene (acquired by Qiagen)<br>John Landon – Ex Chair Cholestech (acquired by Alere)<br>Sue Evans – VP Scientific Affairs Beckman Coulter, Past President AACC |
| **New Product Development Strategy** | 2011 pilot study showed sensitivity of 97% and specificity of 43%<br>Obtained CE mark for *APPY*1 appendicitis test in January 2013<br>FDA pivotal trial results expected in Q4 2013 |
| **New Commercial Organization** | Company re-branding complete & new marketing plan near completion<br>European market development efforts underway<br>Europe limited launch in 2013 (Benelux, Italy, UK, France, Germany) |
| **Streamlined Operations** | Sub-licensed entire animal health portfolio to French animal health company |

venaxis™

# Experienced Management Team

| | |
|---|---|
| **Steve Lundy**<br>President & CEO | 25 years commercial leadership in several high growth diagnostic companies resulting in combined exit value of >$1 billion |
| **Don Hurd**<br>Senior Vice President & Chief Commercial Officer | 30 years commercial leadership in medical diagnostic & device companies. Commercial experience in both large corporate companies and start up |
| **Jeff McGonegal, CPA**<br>Chief Financial Officer | Former audit partner with national CPA firm for 20+ years, expertise in public company SEC reporting, financings and M&A |
| **Glen Paul Freiberg, RCA**<br>Regulatory Affairs | Regulatory, quality, and clinical expertise, numerous 510(k) & PMA clearances/approvals; world-wide regulatory experience |
| **Lyndal Hesterberg, Ph.D.**<br>R&D & Product Development | 30 years experience in medical diagnostics industry including research, product development, clinical operations, and development and launch of multi-marker diagnostic tests |

# Board Members with Diagnostic Experience

**Daryl J. Faulkner** – Prior CEO Digene (acquired by QIAGEN), Invitrogen (merged w/ Life Technologies Corp.), Abbott Labs
**John Landon** – Prior Director of Digene, Chair of Cholestech (acquired by Alere), and VP & General Manager, DuPont Medical Products
**Susan Evans** – VP Scientific Affairs Beckman Coulter, Past President AACC (American Assoc. Clinical Chemistry)

venaxis™

# Assessing Abdominal Pain – A Worldwide Clinical Challenge

**Approximately 22.2 million emergency visits for abdominal pain in U.S. and Europe annually[1,2]**

## U.S.

### CT is over utilized[3]

- CT use has increased dramatically since the 1990s.[4] Current usage is >35% of abdominal pain patients[1]
- Approximately 3.7 million CT scans for abdominal pain annually[1]

## Europe

### Diagnosis is increasingly challenging

- Low adoption of CT due to concern for radiation and access to testing[3]
- CBC (>72% of abdominal pain patients)[1] and ultrasound are predominant diagnostic regimes in ER abdominal pain presenters[2]

venaxis™

[1]Extracted From CDC data *National Hospital Ambulatory Medical Care Survey 2010* by Venaxis, Inc. [2]EU Market Study by Venaxis, Inc. (Benelux, France, Italy, Germany, UK). [3]FDA White Paper 2010, "Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging." [4]Larson et al. Radiology. 2011; 259(3): 793-801.

# A Critical Clinical Need in Assessing Abdominal Pain

*"Evaluating children for appendicitis is difficult, and strategies have been sought to improve the precision of the diagnosis."*

*– David S. Huckins, M.D.*

*Newton-Wellesley Hospital, Newton, MA*



venaxis™

# A Single CT Scan Increases Cancer Risk Significantly

- Children and adolescents are highly vulnerable to the oncogenic, long term effects of exposure to high doses of ionizing radiation (i.e. CT) [1]
- Up to 2% of all U.S. cancers will result from CT use[2]
- The earlier the exposure, the more likely to die from cancer later in life (see chart below)
- CT over-utilized due to a lack of diagnostic alternative



Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging
February 2010
FDA

**Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10mCy[1]**



Risk of Death from Cancer
500
400
300
200
100
0
Lung cancer
Colon cancer
0
20
40
60
80
Age at Exposure (yr)

***"…a substantial increase in the use of CT in children who visit EDs in the United States underscores the need for special attention to this vulnerable population…"[3]***

venaxis

[1]Brenner, Rev on Environmental Health, 2010; 25(1):63-67. [2]Brenner et al. New England Journal of Medicine. 2007; 357:2277-84. [3]Larson et al. Radiology. 2011; 259(3): 793-801.

# CT Scans Over-utilized, Especially in Low to Moderate Risk Patients

## The CT Era: Usage has increased ~500% since 1995[1]

### Why the concern?

- Over-utilization
- Radiation exposure/cancer risk
- Increased cost
- Delay in time to surgery

### Why the increase?

- Highly accurate if appendix is visualized
- Decreases negative appendectomy rates
- Ability to diagnose other conditions

**In two recent clinical studies, the percentage of patients suspected of appendicitis who received CT scans were nearly identical in both the lower-to-moderate and high-risk groups, indicating over-utilization***



% of Patients Receiving CT Scan
41%
74/ 181
36%
116/ 324
45%
57/
39%
69/
Lower/Mod Risk
High Risk
Clinical Study 2010
Pilot Study 2011

[1]Larson et al. Radiology. 2011; 259(3): 793-801.
*Risk groups in the 2010 study assessed by modified Alv. scoring system (9 of the 10 Alv. items). Risk groups in the 2011 study assessed by modified scoring system (3 of the 10 Alv. items). 2010 study included all patients while the 2011 study was limited to ages 2-20. Sponsored and conducted at U.S. hospitals by Venaxis.

# Existing Clinical Workflow Promotes Use of Imaging

*Signs & Symptoms of Pediatric/ Adolescent Acute Appendicitis*



*Emergency Room History, Physical Exam & Risk Assessment Triage*

*CBC Lab Test Standard of Practice*



*Physician Decision*



**Diagnostic Need**

*Imaging*



*Appendectomy*





*Conservative Management*

venaxis

# An Objective, Actionable Blood Test is Highly Valued

**Approximately 22.2 million emergency visits for abdominal pain in U.S. and Europe annually[1]**

*Objective Data*

*Negative Predictive Value > 90%*

*Rapid Results Turnaround*

APPY 1





venaxis

[1]Results from Venaxis' survey of 22 ED physicians. Conducted Spring 2012

# *APPY*1 Test – Designed to Fulfill the Need for a Simple Blood Test

## Multi-marker blood test*: MRP8/14, CRP, WBC

*APPY*1 test result by proprietary algorithm

Hospital lab WBC value entered into instrument



Immunoassay quantitatively measures MRP 8/14 and CRP

venaxis

**APPY*1 Test is pending successful completion of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S.

# Encouraging Results from 2011 Clinical Study

| Study Metrics | |
|---|---|
| Hospital Sites | 11 |
| Subjects Analyzed (age 2-20) | 503 |
| Prevalence of Appendicitis | 29% |
| CT Imaging Rate | 37% |

***Multi-Marker Panel:***

- **MRP8/14**
- **C-Reactive Protein (CRP)**
- **White Blood Cell Count (WBC)**

**_APPY1_ Test Multi-Marker Data***
**AA+ = 144, AA- = 359**
AA+ = Acute Appendicitis AA- = No Acute Appendicitis

| Metric | Results (95% CI) |
|---|---|
| **NPV** Probability that a patient with a negative test result will not have the disease | **97%** (93-99) |
| **Sensitivity** Probability that a patient with the disease will have a positive test result | **97%** (92-99) |
| **Specificity** Probability that a patient without the disease will have a negative test result | **43%** (38-48) |

These study results were the subject of six presentations at **2012 Society for Academic Emergency Medicine** meetings

venaxis

*These data are from a marker evaluation pilot study and are being validated in a blinded, prospective clinical study using the *APPY1* System.

# Application of Multiple Biomarkers Leads to Improved Performance


Neutrophil Activation
LUMEN
BACTERIA
RBC
NEUTROPHIL
BLOODSTREAM
Appendix


Leukocytosis
Cytokine
Signaling
Bone Marrow
Appendix
White Blood Cells


Acute Phase Response
Cytokine
Signaling
Liver
Appendix
Acute Phase
Proteins

**MRP 8/14** | **WBC** | **C-Reactive Protein**

***Proprietary Algorithm Combines Biomarker Values***

## *APPY1* Test

*APPY1 designed to perform when patient presents in the ER*

venaxis

# The Power of a "True Negative" Test


Subjects Enrolled
N = 503
Home
n = 63
Imaging
n = 397
Surgery
n = 43
Appendicitis
n = 0
No Appendicitis
n = 63
n = 309
n = 88
Appendicitis
n = 41
No Appendicitis
n = 2
Ultrasound / Other n = 309
n = 97
AA+ n = 21
AA– n = 76
CT Scan n = 185 (total)
Home
AA+ n = 0
AA– n = 157
Surgery
AA+ n = 50
AA– n = 5
Home
AA+ n = 5
AA– n = 128
Surgery
AA+ n = 48
AA– n = 4
Patients underwent US but did not have appendicitis
46% were negative by APPY1 Test
Patients underwent CT but did not have appendicitis
43% were negative by APPY1 Test

venaxis

AA+ = Acute Appendicitis AA– = No Acute Appendicitis

# *APPY*1 Test* Potential Value - Fewer Imaging Procedures

*Signs & Symptoms of Pediatric/ Adolescent Acute Appendicitis*



*Emergency Room History, Physical Exam & Risk Assessment Triage*

*CBC Lab Test Standard of Practice*



\+



*Physician Decision*



*Imaging*



*Appendectomy*



If ***APPY1*** Test is Negative

Imaging anticipated to be used more effectively when used in conjunction with *APPY*1



*Conservative Management*

venaxis

***APPY*1 Test is pending successful completion of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S

# Advancing *APPY1* Toward Commercialization

| ***Product Development*** | ***Regulatory Development*** | ***Market Development*** |
|---|---|---|
| ✓ Design freeze<br>✓ Manufacturing process<br>✓ Design validation | ✓ Pre-IDE submission<br>✓ CE Marking obtained<br>✓ Pivotal clinical trial commenced (enrolling patients)<br>• FDA submission (pending) | ✓ European distribution strategy<br>• Early adopter accounts<br>• Key opinion leaders (KOLs)<br>• Further studies/ publications<br>• U.S. sales force deployment/expansion |

venaxis™

# Market Development Plan- US and Europe (EU)

| | | |
|---|---|---|
| 1 | Target Pivotal Trial Sites | Clinical trial experience leads to early adoption |
| 1 | CE Marking- Start in EU | EU market development to be replicated in U.S. |
| 1 | Leverage Key Opinion Leaders | Identified and engaged |
| 1 | Concentrate Initial Sales Efforts | Established accounts in larger metropolitan hospitals – US through direct sales force; specialized distributors in EU |

venaxis

# European Market Development Activities

1. Engage EU-based Consultant
2. KOL & Early Adopter Relationships
3. Launch in Key Countries Following CE Marking
4. Establish Relationship with EU Distributors
5. Additional Studies/Publications
6. Increase Sales Market Penetration


APPY1



venaxis

# Europe Progress Since CE Mark Announcement

| Milestone | Progress |
|---|---|
| • Market potential validated in the following countries (UK, Benelux, Germany, Italy, France, Turkey) | Completed |
| • Initial meetings & discussions with all distributors per country of interest | Completed |
| • Identify distributors of choice (countries of interest) | Completed |
| • Visited & demonstrate *APPY1* product to 3-5 hospitals in each country (key opinion leaders from both ER & Lab) | On-going |
| • Announcements of initial commercial development agreements in Benelux, Italy and Turkey | Completed |
| • Working to qualify top 40 hospitals for market development & performing studies to demonstrate economic value of *APPY1* | On-going |
| • Training commences for in-country partners | Q2, 2013 |
| • Product shipments and begin hospital market development studies | Q2, 2013 |

venaxis

# APPY1 FDA 2012 Clinical Trial Metrics

| | |
|---|---|
| Number of Evaluable Patients | ~2,000 |
| Anticipated Clinical Trial Sites | ~28 |
| Enrollment Commenced | Q1 2013 |
| Estimated Clinical Trial Length | 6-8 months |
| FDA Submission* | Q4 2013 |

venaxis

*Pending achievement of expected patient enrollment and study results.

# Large Market Potential For *APPY1* Test

### *U.S.*[1]

**10.4 million ER visits for abdominal pain**

**7.5 million blood tests (CBC) for abdominal pain**

**1 million blood tests age 2 – 20**

### *Europe*[2]

**11.8 million ER visits for abdominal pain**

**8.6 million blood tests (CBC) for abdominal pain**

**2 million blood tests age 2 – 20**



***APPY1 Test***
*initial target market*

venaxis

[1]Extracted From CDC data NHAMCS 2010 by Venaxis. [2]EU Market Study 2012 by Venaxis, Inc. (Benelux, France, Italy, Germany, UK)

# Anticipated Revenue Opportunity- United States

**Reasonable market penetration creates significant revenue opportunity[2]**

## Total Available Market[3]


225
175
125
75
25
Revenue[1] ($M)
5%
15%
25%
35%
45%
% Market Penetration

[1]Revenue model based on projected revenues for our *APPY1* products. Actual pricing has not yet been established.
[2]Market information based on 2010 CDC data.
[3]*APPY1* is initially expected for use in pediatric patients (2-20). TAM is based upon total potential population. The *APPY1* Test is pending successful completion of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S

venaxis

# Well Positioned to Develop Next Generation Products


Clinical Samples
Biomarker Discovery
Assay Development
Algorithm Development
Clinical Trial
Regulatory Approvals

**Venaxis has:**

- Demonstrated in-house capabilities for assay and algorithm development
- Thousands of well-characterized appendicitis samples available for future biomarker discovery
- Identified partners who can help accelerate assay development while keeping investment low
- Positioned itself as the leader in this space

venaxis™

# Exciting Abdominal Pain Product Opportunity

APPY1


APPY1

- 3 marker panel
- High sensitivity/moderate specificity
- "Rule out" aid


0.6
0.5
0.4
0.3
0.2
0.1
0.0
Density
4
5
6
7
8
9
APPY1 Test Result

APPY2

**Development Goals**

- Enhanced performance
- High sensitivity AND specificity
- Improve diagnostic utility to rule out AND rule in for AA
- New testing platform for other tests


0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
Density
0
2
4
6
8
10
APPY Hypothetical #2

Non-Appendicitis — Appendicitis

venaxis

# Expanding *APPY1* Test Patent Coverage

- **Multi-Marker Coverage for *APPY1***
  - Patent application filed November 2012
    - Novel combinations of variables
    - Algorithms for *APPY*1 Test calculations


The United States of America

- **Patents Secured for MRP 8/14 in Appendicitis**
  - Patents issued in the U.S., Europe and other major markets
  - Pending: Canada, Brazil, India, and others

venaxis

# Timeline of Significant Planned Milestones*



Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Regulatory Milestones
U.S. Clinical Trial (6-8 Months & ~2,000 Evaluable Patients )
FDA Submission
Commercial Milestones
Engage EU Based Consultant & EU Launch
Choose EU Distributors
EU Market Development (KOLs & Early Adopters Relationships)
Identify 5-8 KOL Hospital Sites Per Country (Generate Early Data Studies)
Hire/Train U.S. Sales Force

venaxis

*Date estimates are based on current information and expectations; timeline may change due to regulatory input and other unforeseen factors

# Key Financial Stats: APPY (NASDAQ: CM)

| Summary Capitalization | |
|---|---|
| Market Cap. (3-15-13) | $23.0M |
| Shares Outstanding (3-15-13) | 10.0M |
| Public Float, est. (3-15-13) | 9.9M |

| Balance Sheet Highlights | |
|---|---|
| Cash & Equiv. *(mrq)* | $12.1M |
| Total Assets *(mrq)* | $16.4M |
| Total Liabilities *(mrq)* | $5.9M |

*(mrq)* – Unaudited as of Dec 31, 2012

venaxis™

# Venaxis at a Glance

- **1st Blood Test Designed to Aid in Identification of Patients at Low Risk for Acute Appendicitis**
  - Proprietary platform technology
  - Strong Performance in 503 patient 2011 study (age 2-20)
  - Support from KOLs
- **Recently Obtained CE Marking**
- **Addresses Significant Medical Need**
- **Barriers to Competition**
- **Scalable Sales Strategy and Business Model**
  - Experienced leadership team in place
- **High Margin "razor-blade" Test Business**
  - Attractive financial model



APPY
Test

venaxis™